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                                 LJL BIOSYSTEMS, INC.

                              1994 EQUITY INCENTIVE PLAN

                               ADOPTED JANUARY 10, 1994

    1.   PURPOSES.

         (a) The purpose of the 1994 Equity Incentive Plan (the "Plan") is to provide a means by which employees of and consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to paragraph 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to paragraph 7 hereof, or
(iii) stock appreciation rights granted pursuant to paragraph 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to
Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

    2.   DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b)  "BOARD" means the Board of Directors of the Company.

         (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e)  "COMPANY" means LJL BioSystems, Inc., a Delaware corporation.

         (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

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         (g)  "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or its successor.

         (i)  "DIRECTOR" means a member of the Board.

         (j) "DISINTERESTED PERSON" means a Director: (i) who was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

         (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

              (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

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              (ii)   If the common stock is quoted on the NASDAQ System (but
not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

              (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted under subsection 8(b)(iii) of the Plan.

         (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r)  "OPTION" means a stock option granted pursuant to the Plan.

         (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (t) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

         (u)  "PLAN" means this 1994 Equity Incentive Plan.

         (v) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (w) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

         (x) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

         (y) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual

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Stock Award grant.  The Stock Award Agreement is subject to the terms and conditions of the Plan.

         (z) "TANDEM STOCK APPRECIATION RIGHT" or "Tandem Right" means a right granted under subsection 8(b)(i) of the Plan.

    3.   ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a stock appreciation right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

              (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

              (3)    To amend the Plan as provided in Section 14.

              (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons, if required by the provisions of subsection 3(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and


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the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Exchange Act.

         (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

    4.   SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Nine Hundred Fifty Eight Thousand Five Hundred (958,500) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Stock Award shall again become available for the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

    5.   ELIGIBILITY.

         (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

         (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination (of the number of shares which may be covered by Stock Awards granted to the Director:
(i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

         (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such


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Incentive Stock Option is at least one hundred ten percent (110%) of the Fair
Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

    6.   OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than fifty percent (50%) of the fair market value of the stock subject to the Option on the date the Option is granted.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (a) by delivery to the Company of other common stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (c) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Nonstatutory Stock Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which to Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to an Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

         (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option, but, unless otherwise provided in the Option Agreement, only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (i) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within eighteen (18) months following the date of death (or such other period, specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate.

         (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

         The Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subparagraph 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option.

         Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board or Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subparagraph 12(d) of the Plan and in
Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subparagraph 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine.

    7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

         Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (a) PURCHASE PRICE. The purchase price under each stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

         (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

    8.   STOCK APPRECIATION RIGHTS.

         (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of or Consultants to, the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of stock.

         (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

              (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (a) the Fair Market Value (on the date of Option surrender) of vested shares of stock purchasable under the surrendered Option over (b) the aggregate exercise price payable for such shares.

              (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (a) the aggregate fair market value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (b) the aggregate exercise price paid for those shares.

              (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of (a) the aggregate fair market value (at the date of exercise) of a number of shares of stock equal to the number of vested share equivalents exercised at such time (as described in subsection 7(c)(iii)(b)) over (b) the aggregate fair market value of such number of shares of stock at the date of grant.

         (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

              (i)    TANDEM RIGHTS.

                     (A) Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

                     (B) The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (I) the fair market value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the optionee is vested over (II) the aggregate exercise price payable for such vested shares.

              (ii)   CONCURRENT RIGHTS.

                     (A) Concurrent Rights may be tied to any or all of the shares of stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

                     (B) A Concurrent Right shall be automatically exercised at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains.

                     (C) The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (I) the aggregate fair market value (on the Exercise Date) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (II) the aggregate exercise price paid for such shares.

              (iii)  INDEPENDENT RIGHTS.

                     (A) Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents.

                     (B) The appreciation distribution payable on the exercised Independent Right shall be in an amount equal to the excess of (I) the aggregate fair market value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate fair market value (on the date of the grant of the Independent Right) of such number of shares of Company stock.

                     (C) The appreciation distribution payable on the exercised Independent Right may be paid, in the discretion of the Board or the Committee, in cash, in shares of stock or in a combination of cash and stock. Any shares of stock so distributed shall be valued at fair market value on the date the Independent Right is exercised.

              (iv) TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT RIGHTS.

                     (A) To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

                     (B) If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation).

                     (C) No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

    9.   CANCELLATION AND RE-GRANT OF OPTIONS.

         The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than fifty percent (50%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as described in subparagraph 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date.

    10.  COVENANTS OF THE COMPANY.

         (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards up to the number of shares of stock authorized under the Plan.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

    11.  USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

    12.  MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) Stock issued pursuant to the Plan may, but need not, be subject to a repurchase option or a right of first refusal in favor of the Company or such other conditions as may be determined by the Board. The provisions of such repurchase option, right of first refusal, or other condition, if any, shall be set forth in a stock purchase agreement, or other similar agreement, executed in connection with the exercise of the Stock Award.

    13.  ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

         (b) In the event of: (1) a dissolution or liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, (ii) such Stock Awards shall continue in full force and effect, or (iii) the time during which such Stock Awards become vested or may be exercised shall be accelerated and any outstanding unexercised rights under any Stock Awards terminated if not exercised prior to such event.

    14.  AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

              (i) Increase the number of shares reserved for Stock Awards under the Plan;

              (ii) Modify the requirements as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code; or

              (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code, comply with the stockholder approval requirements of
Section 162(m), if applicable, of the Code or to comply with the requirements of Rule 16b-3.

         (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

    15.  TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 9, 2004. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

    16.  EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercisable unless and until the Plan has been approved by the stockholders of the Company.

                                        IT IS UNLAWFUL TO CONSUMMATE A SALE OR
                                        TRANSFER OF THIS SECURITY, OR ANY
                                        INTEREST THEREIN, OR TO RECEIVE ANY
                                        CONSIDERATION THEREFORE, WITHOUT THE
                                        PRIOR  WRITTEN CONSENT OF THE
                                        COMMISSIONER OF CORPORATIONS OF THE
                                        STATE OF CALIFORNIA, EXCEPT AS PERMITTED
                                        IN THE COMMISSIONER'S RULES.

                              NONSTATUTUORY STOCK OPTION

__________________, Optionee:

          LJL BIOSYSTEMS, INC. (the "Company"), pursuant to its 1994 Equity Incentive Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended not to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

The details of your option are as follows:

     1. The total number of shares of Common Stock subject to this option is _____________ (________). The Vesting Commencement Date is
          ___________________________ Subject to the limitation contained herein, this option shall be exercisable, in whole or in part, in accordance with the following schedule:

               Twenty percent (20%) of the shares subject to this option shall vest (i.e., become purchasable) on the date that occurs twelve
               (12) months after the Vesting Commencement Date, and an additional twenty percent (20%) of the shares subject to this option shall vest on the anniversary of each twelve (12) month period thereafter.

     2. (a) The exercise price of this option is _____________ (_______) per share, being not less than fifty percent (50%) of the fair market value of the Common Stock on the date of grant of this option.

          (b) Payment of the exercise price per share is due in full in cash (including check) upon exercise of all or any part of each installment which has become exercisable by you; provided, however, that if at the time of exercise, the Company's

               Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes and regulations, may be made by delivery of already owned shares of Common Stock, or a combination of cash and already-owned Common Stock. Such Common Stock (i) shall be valued at its fair market value on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company's reported earnings, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

          (c) Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

     3. Subject to the provisions of this option, you may elect to exercise all or any part of each installment that has become purchasable by you, provided, however, that you enter into a Stock Purchase Agreement in the form attached hereto in the event that the shares issuable upon such exercise are not then registered under the Act. Any shares so issued shall remain subject to the right of repurchase and right of first refusal, as described therein, until the earlier of: (i) effective date ("Effective Date") of the registration statement of the Company filed under the Act in connection with the first underwritten registration of the offering of any securities of the Company under the Act, or (ii) the sale by the Company of all or substantially all of its assets or a merger or consolidation involving the Company in which there is a change in the ownership of the Company's stock representing more than 50% of its total combined voting power.

     4. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

     5. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

     6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on JANUARY 9, 2004 (which date shall be no more than ten (10) years from the date this option is granted. In no event may this option be exercised on or after the date on which it terminates.

               However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

     7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 6(f) of the Plan.

          (b)  By exercising this option you agree that:

               (i) the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and

               (ii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering, of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the Effective Date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers, or plegees; (ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for you brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

     8. This option is not transferable, except by will or by the laws of decent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom this option is granted only by such person or any transferee pursuant to a QDRO.

     9. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

     10. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     11. This option is subject to all the provisions of the Plan, a copy of which is available upon request and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provision or the Plan shall control.

          Dated the ___ day of _________________, 1994.


Very truly yours.

LJL BIOSYSTEMS, INC.

By
     ---------------------------------------------------
     Duly authorized on behalf of the Board of Directors

The undersigned:

          (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan;

          (b) Acknowledges that as of the date of grant of this option, this agreement, including exhibits and attachments, (i) sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company; (ii) constitutes the full satisfaction of all Company obligations to the undersigned relating to the Company stock or stock rights, including any rights in the Company's equity participation plan that have been provided for in any offer of employment letter; and (iii) supersedes all prior oral and written agreements on the subject of the undersigned optionee's acquisition of Company stock; and

          (c)  accepts and agrees to the terms hereof.


                                                  ----------------------------
                                                  Optionee


                                                  ----------------------------
                                                  Address


                                                  ----------------------------
                                                  City, State, Zip
ATTACHMENTS:

    Notice of Exercise
    Stock Purchase Agreement

                                  NOTICE OF EXERCISE





LJL BioSystems, Inc.
404 Tasman Drive
Sunnyvale, CA  94089                        Date of Exercise:  ______________


Ladies and Gentlemen:

     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


    Type of option (check one):        Incentive           Nonstatutory   X
                                                 -----                  -----

    Stock option dated:                < < OptionDated > >
                                       -------------------

    Number of shares as to which
        option is exercised:           < < NumberShares > >
                                       --------------------

    Certificates to be issued
       in the name of:                 < < Optionee > >
                                       ----------------

    Total exercise price:              $ < < TotalExercisePrice > >
                                        ---------------------------

    Cash payment delivered herewith:   $ < < TotalExercisePrice > >
                                        ---------------------------

    Value of shares of common stock delivered herewith(1):  N/A




_________________

(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

    By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1994 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

    I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

    I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

    I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

    I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

    I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers, or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities to the foregoing restrictions until the end of such period.

                                                 Very truly yours,

                                                 ---------------------------
                                                 < < Optionee > >

                               STOCK PURCHASE AGREEMENT



     THIS AGREEMENT is made by and between LJL BIOSYSTEMS, INC., a Delaware corporation (the "Corporation"), and < < Optionee > > ("Purchaser").


                                     WITNESSETH:


    WHEREAS, Purchaser holds an ISO stock option to purchase shares of common stock of the Corporation pursuant to the Corporation's 1994 Equity Incentive Plan (the "Plan") which Purchaser desires to exercise;

    WHEREAS, the shares of common stock purchasable under this option are subject to certain repurchase rights and rights of first refusal in favor of the Corporation; and

    WHEREAS, Purchaser desires to exercise such option which requires that Purchaser enter into this Agreement;

    NOW, THEREFORE, IT IS AGREED between the parties as follows:

    1. Purchaser hereby agrees to purchase from the Corporation, and the Corporation hereby agrees to sell to Purchaser, an aggregate of
< < NumberShares > > shares of the common stock (the "Stock") of the
Corporation, for an exercise price of $ < < ExercisePricePerShare > > per share (total exercise price: $ < < TotalExercisePrice > > ), payable in cash at closing.

    The closing hereunder shall occur at the offices of the Corporation on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

    At the closing, Purchaser shall deliver three (3) stock assignments in the form of Exhibit A, duly endorsed (with date and number of shares left blank), joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit B, duly executed by Purchaser, and the total exercise price.

    At the closing or as soon thereafter as practicable, the Corporation shall deliver to the Escrow Agent (as defined in paragraph 8 below) share certificates for all of the Stock.

    2. Until the earlier of: (i) the effective date of the registration statement filed by the Corporation under the Securities Act of 1933, as amended (the "Act"), in connection with the first underwritten registration of the public offering of any securities of the Corporation, or (ii) the sale by the Company of all or substantially all of its assets or a merger or consolidation involving the Company in which there is a change in the ownership of the Company's stock representing more than 50% of its total combined voting power, the Stock to be purchased by Purchaser pursuant to this Agreement shall be subject to the right of repurchase and the right of first refusal in favor of the Corporation under the following circumstances:

         (a) At any time, the Corporation shall have the right (the "Purchase Option") to purchase all or any portion of the Stock from Purchase or Purchaser's personal representative, as the case may be, at the price per share equal to its then fair market value, as determined by the Company's Board of Directors ("Option Price").

    The Corporation shall be entitled to pay for any shares purchased pursuant to its Purchase Option at the Corporation's option in cash, by offset against any indebtedness owing to the Corporation by Purchaser including without limitation any note given in payment for the Stock, or a combination of both.

    This Agreement is not an employer contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Purchaser to continue in the employ of the Corporation, or of the Corporation to continue Purchaser in the employ of the Corporation.

         (b) In addition, that Purchaser desires to sell or otherwise transfer all or any portion of the Stock, Purchaser shall be required to first give written notice of the intent to transfer to the Secretary of the Corporation. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer. In addition to its right to exercise its Purchase Option in accordance with subparagraph 2(a), the Corporation shall have the right at any time within sixty (60) days after receipt of such notice to purchase all or any portion of the Stock specified in the notice at the price and upon the terms set forth in such notice ("Notice Price") In the event the Corporation elects to purchase all or any portion of the Stock, it shall provide Purchaser with written notice of its election and payment at the Notice Price. If, however, the terms and payment set forth in the transfer notice were other than cash against delivery, the Corporation and/or its assignee(s) shall pay for the Stock on the same terms and conditions as set forth in the transfer notice. In the event the Corporation and/or its assignee(s) do not elect to acquire all of the shares specified in the transfer notice, Purchaser may, within the sixty
(60)-day period following the expiration of the Corporation's purchase right, transfer any portion of the Stock specified in the notice which was not acquired by the Corporation and/or its assignee(s) on the terms specified in the original notice. All shares so sold by Purchaser shall continue to be subject to the same restrictions as before the transfer.

    3. The Purchase Option and the Company's right of first refusal described in subparagraph 2(b) are hereinafter collectively referred to as the Options. The Options may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 12. Upon providing of such notice and payment or tender of the purchase price, the Corporation shall become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

    4. If from time to time during the term of the Options there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of the ownership of Stock will be immediately subject to the Options and be included in the word "Stock" for all purposes of the Options with the same force and effect as the shares of Stock then subject to the Options.

    5. All certificates representing any shares of Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:


              (i) "The shares represented by this certificate are subject to an option and restrictions on transfer set forth in an agreement between the Corporation and the registered holder, or such registered holder's predecessor in interest, a copy of which is on file at the principal office of this corporation. Any transfer or attempted transfer of any shares subject to such option is void without the prior express written consent of the issuer of these shares."

             (ii) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the corporation that such registration is not required."

            (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

    6. Purchase acknowledges that Purchaser is aware that the Stock to be issued to Purchaser by the Corporation pursuant to this Agreement has not been registered under the Act, on the basis that no distribution or public offering of the Stock is to be affected, and in this connection acknowledges that the Corporation is relying on the following representations. In this connection, Purchaser warrants and represents to the Corporation that Purchaser is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and Purchaser does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause Purchaser to sell the stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available and, further, recognizes that the Corporation is under no obligation to register the Stock or to comply with any exemption from such registration.

    7. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until Purchaser has held the Stock for at least two (2) years. Among the conditions for use of Rule 144 is the availability of specified current public information about the Corporation. Purchaser recognizes that the Corporation presently has no plans to make such information available to the public.

    Whether or not either of the Options is exercised or has lapsed, Purchaser further agrees not to make any disposition of any of the Stock an any event unless and until:

         (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

         (b) (i) Purchaser shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) Purchaser shall have given the Corporation an opinion of counsel, which opinion and counsel shall be satisfactory to the Corporation, to the effect that such disposition will not require registration of the Stock under the Act.

    8. To insure the availability for delivery of Purchaser's Stock upon exercise of the Options herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable), to deliver (or have the Corporation deliver on the Purchaser's behalf) to and deposit with the Secretary of the Corporation ("Escrow Agent"), as Escrow Agent in this transaction, three
(3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit A, together with a certificate or certificates evidencing all of the Stock subject to the Options; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and Purchaser set forth in Exhibit B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable).

    9. The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner to pay dividends to any transferee to whom such shares shall have been so transferred.

    10. Subject to the Provisions of paragraph 9 above, Purchaser (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock.

    11. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

    12. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post

Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address hereinafter shown below such party's signature or at such other address as such party may designate ten (10) days' advance written notice to the other party hereto.

    13. This Agreement shall bind and inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Options of the Corporation hereunder shall be assignable by the Corporation at any time or from time to time, in whole or in part.

                               (signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ____________ day of _________________, 19___.


                                            CORPORATION:

                                            < < COMPANYNAME > >

                                            By:
                                               -----------------------------
                                            Title:
                                                  --------------------------
                                  Address:  404 Tasman Drive
                                            --------------------------------
                                            Sunnyvale, CA  94089
                                            --------------------------------

                                            PURCHASER:

                                            < < OPTIONEE > >

                                            --------------------------------
                                  Address:
                                            --------------------------------

                                            --------------------------------




ATTACHMENTS - AVAILABLE UPON REQUEST

Exhibit A     Assignment Separate from Certificate

Exhibit B     Joint Escrow Instructions

                                      EXHIBIT A

                         ASSIGNMENT SEPARATE FROM CERTIFICATE

    FOR VALUE RECEIVED and pursuant to that certain Stock Purchase Agreement between the undersigned ("Purchaser") and LJL BioSystems, Inc. (the "Company") dated _______________ (the "Agreement"), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. _____, and does hereby irrevocably constitute and appoint ______________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ______________________

                                  Signature:


                                  -----------------------------------------
                                  < < Optionee > >


                                  -----------------------------------------
                                  Spouse of < < Optionee > > (if applicable)



Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                      EXHIBIT B

                              JOINT ESCROW INSTRUCTIONS



Venture Law Group
Legal Counsel to
LJL BioSystems, Inc.
404 Tasman Drive
Sunnyvale, CA  94089

    As Escrow Agent for both LJL BioSystems, Inc., a Delaware corporation (the "Corporation") and < < Optionee > > (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement (the "Agreement") dated as of ______________, to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

    1. In the event the Corporation or an assignee shall elect to exercise the Purchase Option set forth in the Agreement, the Corporation or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing thereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

    2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) for the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

    3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholders of the Corporation while the stock is held by you.

    4. This escrow shall terminate upon the exercise in full or expiration of the Purchase Option, whichever occurs first.

    5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Corporation that any property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or the person designated by the Corporation.

    6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

    7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

    8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.
In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporations by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

    9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

    10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

    11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Escrow Agent of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint any officer or assistant officer of the Corporation as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor as his attorney-in-fact and agent to the full extent of your appointment.

    12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

    13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

    14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier, of four (4) days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties entitled to such notice at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

              CORPORATION:   LJL BioSystems, Inc.
                             404 Tasman Drive
                             Sunnyvale, CA  94089

              PURCHASER:     < < Optionee > >

                             -----------------------------

                             -----------------------------

              ESCROW AGENT:  Venture Law Group
                             A Professional Corporation
                             2800 Sand Hill Road
                             Menlo Park, CA  94025

    15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

    16. You shall be entitled to employ such legal counsel and other experts (including, without limitation, the firm of Venture Law Group) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor. The Corporation shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

    17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    18. This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state.

                                       Very truly yours,

                                       "CORPORATION"

                                       LJL BioSystems, Inc.

                                       By:
                                          -----------------------------------
                                       Its:
                                           ----------------------------------



                                       "PURCHASER"


                                       --------------------------------------
                                       < < Optionee > >



"ESCROW AGENT"

Venture Law Group


By:
   ----------------------------

                                       IT IS UNLAWFUL TO CONSUMMATE A SALE OR
                                       TRANSFER OF THIS SECURITY, OR ANY
                                       INTEREST THEREIN, OR TO RECEIVE ANY
                                       CONSIDERATION THEREFORE, WITHOUT THE
                                       PRIOR WRITTEN CONSENT OF THE
                                       COMMISSIONER OF CORPORATIONS OF THE
                                       STATE OF CALIFORNIA, EXCEPT AS PERMITTED
                                       IN THE COMMISSIONER'S RULES.

                             INCENTIVE STOCK OPTION

________________, Optionee:

         LJL BIOSYSTEMS, INC. (the "Company"), pursuant to its 1994 Equity Incentive Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

The details of your option are as follows:

    1. The total number of shares of Common Stock subject to this option is __________________ (__________). The Vesting Commencement Date is
         __________. Subject to the limitation contained herein, this option shall be exercisable, in whole or in part, in accordance with the following schedule:

              Twenty percent (20%) of the shares subject to this option shall vest (i.e., become purchasable) on the date that occurs twelve
              (12) months after the Vesting Commencement Date, and an additional twenty percent (20%) of the shares subject to this option shall vest on the anniversary of each twelve (12) month period thereafter.

    2. (a) The exercise price of this option is _________ ( _____) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

         (b) Payment of the exercise price per share is due in full in cash (including check) upon exercise of all or any part of each installment which has become exercisable by you; provided, however, that if at the time of exercise the Company's

              Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes and regulations, may be made by delivery of already-owned shares of Common Stock, or a combination of cash and already-owned Common Stock. Such Common Stock (i) shall be valued at its fair market value on the date of exercise, (ii) if originally acquired from the Company, must have been held for at least the period required to avoid a charge to the Company's reported earnings, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

         (c) Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

    3. Subject to the provisions of this option, you may elect to exercise all or any part of each installment that has become purchasable by you, provided, however, that you enter into a Stock Purchase Agreement in the form attached hereto in the event that the shares issuable upon such exercise are not then registered under the Act. Any shares so issued shall remain subject to the right of repurchase and right of first refusal, as described therein, until the earlier of: (i) the effective date ("Effective Date") of the registration statement of the Company filed under the Act, or (ii) the sale by the Company of all or substantially all of its assets or a merger or consolidation involving the Company in which there is a change in the ownership of the Company's stock representing more that 50% of its total combined voting power.

    4. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

    5. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

    6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on JANUARY 9, 2004 (which date shall be no more than ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: thirty
         (30) days after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

         (a) such termination of employment is due to your disability, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months following such termination of employment; or

         (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months after your death; or

         (c) during any part of such thirty (30) day period the option is not exercisable solely because of the condition set forth in paragraph 5 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of thirty (30) days after the termination of employment; or

         (d) exercise of the option within thirty (30) days after termination of your employment with the Company or with an affiliate would result in liability under section 16 (b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

              However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

    7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 6(f) of the Plan.

         (b)  By exercising this option you agree that:

              (i) the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1.) the exercise of this option; (2.) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3.) the disposition of shares acquired upon such exercise;

              (ii) you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

              (iii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the Effective Date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters.
                     For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers, or pledgees; (ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for you brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with the respect of securities subject to the foregoing restrictions until the end of such period.

    8. This option is not transferable, except by will or by the laws of decent and distribution, and is exercisable during your life only by you.

    9. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

    10. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

    11. This option is subject to all the provisions of the Plan, a copy of which is available upon request and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provision of the Plan shall control.


    Dated the       day of        19   .
               -----        ------------

Very truly yours,

LJL BIOSYSTEMS, INC.

By
  -------------------------------------------------------
  Duly authorized on behalf of the Board of Directors

The undersigned:

    (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan;

    (b) Acknowledges that as of the date of grant of this option, this agreement, including exhibits and attachments, (i) sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company;
         (ii) constitutes the full satisfaction of all Company obligations to the undersigned relating to the Company stock or stock rights, including any rights in the Company's equity participation plan that have been provided for in any offer of employment letter; and (iii) supersedes all prior oral and written agreements on the subject of the undersigned optionee's acquisition of Company stock; and

    (c)  accepts and agrees to the terms hereof.


                                  --------------------------------------------
                                  Optionee

                                  --------------------------------------------
                                  Address

                                  --------------------------------------------
                                  City, State, Zip
ATTACHMENTS:

    Notice of Exercise
    Stock Purchase Agreement

                                  NOTICE OF EXERCISE






LJL BioSystems, Inc.
404 Tasman Drive
Sunnyvale, CA  94089                        Date of Exercise:  ____________


Ladies and Gentlemen:

     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


    Type of option (check one):        Incentive   X       Nonstatutory
                                                 -----                  -----

    Stock option dated:                < < OptionDated > >
                                       -------------------

    Number of shares as to which
       option is exercised:            < < NumberShares > >
                                       --------------------

    Certificates to be issued in
       the name of:                    < < Optionee > >
                                       ----------------

    Total exercise price:              $ < < TotalExercisePrice > >
                                        ---------------------------

    Cash payment delivered herewith:   $ < < TotalExercisePrice > >
                                        ---------------------------
    Value of shares of common stock
       delivered herewith(1):          N/A



__________________

(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

    By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1994 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

    I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

    I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

    I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

    I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

    I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers, or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities to the foregoing restrictions until the end of such period.

                                       Very truly yours,

                                       --------------------------
                                       < < Optionee > >

                               STOCK PURCHASE AGREEMENT



     THIS AGREEMENT is made by and between LJL BIOSYSTEMS, INC., a Delaware corporation (the "Corporation"), and < < OPTIONEE > > ("Purchaser").


                                     WITNESSETH:


     WHEREAS, Purchaser holds an ISO stock option to purchase shares of common stock of the Corporation pursuant to the Corporation's 1994 Equity Incentive Plan (the "Plan") which Purchaser desires to exercise;

    WHEREAS, the shares of common stock purchasable under this option are subject to certain repurchase rights and rights of first refusal in favor of the Corporation; and

    WHEREAS, Purchaser desires to exercise such option which requires that Purchaser enter into this Agreement;

    NOW, THEREFORE, IT IS AGREED between the parties as follows:

    1. Purchaser hereby agrees to purchase from the Corporation, and the Corporation hereby agrees to sell to Purchaser, an aggregate of
< < NUMBERSHARES > >  shares of the common stock (the "Stock") of the
Corporation, for an exercise price of $ < < EXERCISEPRICEPERSHARE > > per share (total exercise price: $ < < TOTALEXERCISEPRICE > > ), payable in cash at closing.

    The closing hereunder shall occur at the offices of the Corporation on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

    At the closing, Purchaser shall deliver three (3) stock assignments in the form of Exhibit A, duly endorsed (with date and number of shares left blank), joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit B, duly executed by Purchaser, and the total exercise price.

    At the closing or as soon thereafter as practicable, the Corporation shall deliver to the Escrow Agent (as defined in paragraph 8 below) share certificates for all of the Stock.

    2. Until the earlier of: (i) the effective date of the registration statement filed by the Corporation under the Securities Act of 1933, as amended (the "Act"), in connection with the first underwritten registration of the public offering of any securities of the Corporation, or (ii) the sale by the Company of all or substantially all of its assets or a merger or consolidation involving the Company in which there is a change in the ownership of the Company's stock representing more than 50% of its total combined voting power, the Stock to be purchased by Purchaser pursuant to this Agreement shall be subject to the right of repurchase and the right of first refusal in favor of the Corporation under the following circumstances:

         (a) At any time, the Corporation shall have the right (the "Purchase Option") to purchase all or any portion of the Stock from Purchase or Purchaser's personal representative, as the case may be, at the price per share equal to its then fair market value, as determined by the Company's Board of Directors ("Option Price").

    The Corporation shall be entitled to pay for any shares purchased pursuant to its Purchase Option at the Corporation's option in cash, by offset against any indebtedness owing to the Corporation by Purchaser including without limitation any note given in payment for the Stock, or a combination of both.

    This Agreement is not an employer contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Purchaser to continue in the employ of the Corporation, or of the Corporation to continue Purchaser in the employ of the Corporation.

         (b) In addition, that Purchaser desires to sell or otherwise transfer all or any portion of the Stock, Purchaser shall be required to first give written notice of the intent to transfer to the Secretary of the Corporation. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer. In addition to its right to exercise its Purchase Option in accordance with subparagraph 2(a), the Corporation shall have the right at any time within sixty (60) days after receipt of such notice to purchase all or any portion of the Stock specified in the notice at the price and upon the terms set forth in such notice ("Notice Price") In the event the Corporation elects to purchase all or any portion of the Stock, it shall provide Purchaser with written notice of its election and payment at the Notice Price. If, however, the terms and payment set forth in the transfer notice were other than cash against delivery, the Corporation and/or its assignee(s) shall pay for the Stock on the same terms and conditions as set forth in the transfer notice. In the event the Corporation and/or its assignee(s) do not elect to acquire all of the shares specified in the transfer notice, Purchaser may, within the sixty
(60)-day period following the expiration of the Corporation's purchase right, transfer any portion of the Stock specified in the notice which was not acquired by the Corporation and/or its assignee(s) on the terms specified in the original notice. All shares so sold by Purchaser shall continue to be subject to the same restrictions as before the transfer.

    3. The Purchase Option and the Company's right of first refusal described in subparagraph 2(b) are hereinafter collectively referred to as the Options. The Options may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 12. Upon providing of such notice and payment or tender of the purchase price, the Corporation shall become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

    4. If from time to time during the term of the Options there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of the ownership of Stock will be immediately subject to the Options and be included in the word "Stock" for all purposes of the Options with the same force and effect as the shares of Stock then subject to the Options.

    5. All certificates representing any shares of Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:


            (i) "The shares represented by this certificate are subject to an option and restrictions on transfer set forth in an agreement between the Corporation and the registered holder, or such registered holder's predecessor in interest, a copy of which is on file at the principal office of this corporation. Any transfer or attempted transfer of any shares subject to such option is void without the prior express written consent of the issuer of these shares."

            (ii) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the corporation that such registration is not required."

            (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

    6. Purchase acknowledges that Purchaser is aware that the Stock to be issued to Purchaser by the Corporation pursuant to this Agreement has not been registered under the Act, on the basis that no distribution or public offering of the Stock is to be affected, and in this connection acknowledges that the Corporation is relying on the following representations. In this connection, Purchaser warrants and represents to the Corporation that Purchaser is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and Purchaser does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause Purchaser to sell the stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available and, further, recognizes that the Corporation is under no obligation to register the Stock or to comply with any exemption from such registration.

    7. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until Purchaser has held the Stock for at least two (2) years. Among the conditions for use of Rule 144 is the availability of specified current public information about the Corporation. Purchaser recognizes that the Corporation presently has no plans to make such information available to the public.

    Whether or not either of the Options is exercised or has lapsed, Purchaser further agrees not to make any disposition of any of the Stock an any event unless and until:

         (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

         (b) (i) Purchaser shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) Purchaser shall have given the Corporation an opinion of counsel, which opinion and counsel shall be satisfactory to the Corporation, to the effect that such disposition will not require registration of the Stock under the Act.

    8. To insure the availability for delivery of Purchaser's Stock upon exercise of the Options herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable), to deliver (or have the Corporation deliver on the Purchaser's behalf) to and deposit with the Secretary of the Corporation ("Escrow Agent"), as Escrow Agent in this transaction, three
(3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit A, together with a certificate or certificates evidencing all of the Stock subject to the Options; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and Purchaser set forth in Exhibit B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable).

    9. The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner to pay dividends to any transferee to whom such shares shall have been so transferred.

    10. Subject to the Provisions of paragraph 9 above, Purchaser (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock.

    11. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

    12. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post

Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address hereinafter shown below such party's signature or at such other address as such party may designate ten (10) days' advance written notice to the other party hereto.

    13. This Agreement shall bind and inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Options of the Corporation hereunder shall be assignable by the Corporation at any time or from time to time, in whole or in part.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the _____ day of __________, 19__.


                                       CORPORATION:

                                       < < COMPANYNAME > >

                                       By:
                                          -----------------------------------

                                       Title:
                                             --------------------------------

                        Address:       404 Tasman Drive
                                       --------------------------------------
                                       Sunnyvale, CA  94089
                                       --------------------------------------


                                       PURCHASER:

                                       < < OPTIONEE > >

                                       --------------------------------------

                        Address:
                                       --------------------------------------


                                       --------------------------------------



ATTACHMENTS - AVAILABLE UPON REQUEST

Exhibit A     Assignment Separate from Certificate

Exhibit B     Joint Escrow Instructions

                                      EXHIBIT A

                         ASSIGNMENT SEPARATE FROM CERTIFICATE

    FOR VALUE RECEIVED and pursuant to that certain Stock Purchase Agreement between the undersigned ("PURCHASER") and LJL BioSystems, Inc. (the "COMPANY") dated _______________ (the "AGREEMENT"), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. _____, and does hereby irrevocably constitute and appoint ______________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:
      ----------------------

                                  Signature:


                                  ------------------------------------------
                                  < < Optionee > >


                                  ------------------------------------------
                                  Spouse of < < Optionee > > (if applicable)



Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                      EXHIBIT B

                              JOINT ESCROW INSTRUCTIONS



Venture Law Group
Legal Counsel to
LJL BioSystems, Inc.
404 Tasman Drive
Sunnyvale, CA  94089

    As Escrow Agent for both LJL BioSystems, Inc., a Delaware corporation (the "Corporation") and < < Optionee > > (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement (the "Agreement") dated as of ______________, to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

    1. In the event the Corporation or an assignee shall elect to exercise the Purchase Option set forth in the Agreement, the Corporation or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing thereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

    2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) for the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

    3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholders of the Corporation while the stock is held by you.

    4. This escrow shall terminate upon the exercise in full or expiration of the Purchase Option, whichever occurs first.

    5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Corporation that any property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or the person designated by the Corporation.

    6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

    7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

    8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.
In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporations by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

    9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

    10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

    11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Escrow Agent of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint any officer or assistant officer of the Corporation as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor as his attorney-in-fact and agent to the full extent of your appointment.

    12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

    13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

    14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier, of four (4) days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties entitled to such notice at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

         CORPORATION:   LJL BioSystems, Inc.
                        404 Tasman Drive
                        Sunnyvale, CA  94089

         PURCHASER:     < < Optionee > >

                        -----------------------------

                        -----------------------------

         ESCROW AGENT:  Venture Law Group
                        A Professional Corporation
                        2800 Sand Hill Road
                        Menlo Park, CA  94025

    15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

    16. You shall be entitled to employ such legal counsel and other experts (including, without limitation, the firm of Venture Law Group) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor. The Corporation shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

    17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    18. This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state.

                                       Very truly yours,

                                       "CORPORATION"

                                       LJL BioSystems, Inc.

                                       By:
                                          ------------------------------
                                       Its:
                                          ------------------------------




                                       "PURCHASER"


                                       ---------------------------------
                                       < < Optionee > >



"ESCROW AGENT"

Venture Law Group


By:
   ---------------------------